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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Odyssey Re Holdings Corp. of our report dated
February 2, 2004 relating to the financial statements and financial statement schedules, which appears in Odyssey Re's Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts".


/s/ PricewaterhouseCoopers LLP

New York, New York
February 23, 2004